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                                   FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (date of earliest
                        event reported): August 15, 1996


           SEVEN-UP/RC BOTTLING COMPANY OF SOUTHERN CALIFORNIA, INC.
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             (Exact name of registrant as specified in its charter)



       Delaware                   33-47718                   95-4284699
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   (State or other         (Commission File Number)         (IRS Employer
   jurisdiction of                                        Identification No.)
   incorporation)



3220 East 26th Street, Vernon, California                               90023
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, inc. area code:             (213) 268-7779
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Item 5.   Other Events.
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          Seven-Up/RC Bottling Company of Southern California, Inc. (the
          "Company") announced on August 15, 1996 that it had consummated the Company's First Amended Joint Plan of Reorganization, dated June 19, 1996, whereby holders of the Company's 11.5% Senior Secured Notes due 1999 will receive approximately 98% of the Company's equity and $55,000,000, which represents the net proceeds from the sale of the Company's Puerto Rico subsidiary.

          A Press Release announcing the actions described above was issued by the Company on August 15, 1996 and is attached hereto as Exhibits 99.1.


Item 7.   Financial Statements and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits

               99.1 Press Release dated August 15, 1996, issued by the Company.
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SEVEN-UP/RC BOTTLING COMPANY
                                                OF SOUTHERN CALIFORNIA, INC.


Dated:    August 20, 1996                       By:  /s/ David I. Brown
                                                     ------------------
                                                     David I. Brown
                                                     Treasurer